EXHIBIT 10.3



                        AMENDMENT TO EMPLOYMENT AGREEMENT

                  THIS AMENDMENT ("AMENDMENT") is made by and between Metromedia International Group, Inc., a Delaware corporation (the "COMPANY"), and Harold F. Pyle III (the "EXECUTIVE"), as of this 29th day of July 2005.

                  WHEREAS, the Executive and the Company entered into an employment agreement on October 6, 2003, effective as of October 1, 2003 (the "EMPLOYMENT AGREEMENT"); and

                  WHEREAS, the Executive and the Company desire to amend the Employment Agreement as provided in this Amendment.

                  NOW THEREFORE, for and in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Executive hereby agree as follows:

I. NO CAUSE OR GOOD REASON. The parties hereby acknowledge that, as of the date of this Amendment, (i) there is no outstanding notice by the Company specifying an event that would give rise to a termination of the Executive's employment for "CAUSE" (as defined in Section 7.06 of the Employment Agreement) and, to the knowledge of the Company, there are no grounds for such notice, and (ii) there is no outstanding notice by the Executive specifying an event that would give rise to a termination of the Executive's employment for "GOOD REASON" (as defined in Section 7.05 of the Employment Agreement), and there are no grounds for such notice.

II. AMENDMENTS TO EMPLOYMENT AGREEMENT. The Company and the Executive hereby agree to amend the Employment Agreement as follows:

     A. NON-COMPETITION. Section 5.01 of the Employment Agreement is hereby amended by deleting the last sentence of Section 5.01 in its entirety and inserting in lieu thereof: "This Section 5.01 shall not apply in the event Executive's employment is terminated by the Company without Cause in accordance with Section 7.04 of this Agreement."

     B. TERMINATION FOR GOOD REASON. Section 7.05 of the Employment Agreement is hereby amended by deleting the section in its entirety (including the heading) and inserting in lieu thereof the phrase "[Intentionally Left Blank.]"

     C. PAYMENTS UPON TERMINATION WITHOUT CAUSE OR FOR GOOD REASON. The heading to Section 7.08 of the Employment Agreement is hereby amended by deleting the phrase "or for Good Reason." The first sentence of Section 7.08 is hereby amended by deleting the phrase "or 7.05."

     D. DEFINITION OF CHANGE OF CONTROL. Section 8.01(d) of the Employment Agreement is hereby amended by deleting the phrase "all or substantially all" and inserting in lieu thereof "more than 90% (in value)".

     E. PAYMENT IN THE EVENT OF A CHANGE OF CONTROL. Section 8.02 of the Employment Agreement is hereby amended by deleting from the first sentence "or the Executive shall terminate this Agreement or his employment for Good Reason (as defined in Section 7.05 hereof), in either case".

III. MISCELLANEOUS.

     A. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the internal substantive laws of the State of North Carolina, without regard to conflicts of laws principles.

     B. SEVERABILITY. If any provision of this Amendment is held to be invalid, illegal or unenforceable in any respect, such provision will be enforced to the maximum extent possible and such invalidity, illegality or unenforceability will not affect any other provision of this Amendment, and this Amendment will be construed as if such invalid, illegal or unenforceable provision had (to the extent not enforceable) never been contained herein.

     C. COUNTERPARTS. This Amendment may be executed in counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

     D. CONTINUING EFFECT OF EMPLOYMENT AGREEMENT. This Amendment shall not constitute an amendment or waiver of any other provision of the Employment Agreement not expressly referred to herein. Except as expressly amended hereby, the provisions of the Employment Agreement are and shall remain in full force and effect.

     E. HEADINGS. Section headings in this Amendment are used for convenience only and shall in no way restrict or affect the interpretation of any provision hereof.

     F. EFFECTIVENESS. This Amendment shall become effective as of the date first above written.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the Company has caused this Amendment to be executed by a duly authorized officer of the Company, and Executive has executed this Amendment as of the day and year first above written.



                                    METROMEDIA INTERNATIONAL GROUP, INC.





                                    By: /S/ MARK S. HAUF
                                        ---------------------
                                    Title: CHAIRMAN AND CEO




                                    /S/ HAROLD F. PYLE, III
                                    ------------------------
                                    Harold F. Pyle, III